Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 588.36
Total Fee Amount	1,062.21
Total Transaction Valuation	6,938,000.00
Total Offset Amount	0
Net Fee	$ 473.85